Exhibit 10.1

FIRST AMENDMENT TO UNSECURED TERM LOAN AGREEMENT

This FIRST AMENDMENT TO UNSECURED TERM LOAN AGREEMENT (the “Amendment”) is made as of this 28th day of August, 2012 (the “Effective Date”), by and among RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership (“Borrower”), RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust (“Trust”), BEACON SQUARE DEVELOPMENT LLC, a Michigan limited liability company (“Beacon”), RAMCO FOX RIVER LLC, a Delaware limited liability company (“Fox”), RAMCO LIBERTY SQUARE LLC, a Delaware limited liability company (“Liberty”), MERCHANTS 450 LLC, a Delaware limited liability company (“Merchant”), RAMCO GAINES LLC, a Michigan limited liability company (Gaines; Trust, Beacon, Fox, Liberty, Merchant and Gaines are hereinafter collectively referred to as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other lending institutions from time to time parties to the Loan Agreement described below (together with KeyBank, the “Banks”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Banks (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain other Banks entered into that certain Unsecured Term Loan Agreement dated as of September 30, 2011 (the “Loan Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Banks make certain modifications to the terms of the Loan Agreement; and

WHEREAS, the Agent and the Banks have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.             Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

2.             The following definitions in §1.1 of the Loan Agreement are hereby amended and restated to read as follows:

“Capitalization Rate.  Seven and three-fourths percent (7.75%).

Debt Service Coverage Amount.  At any time determined by the Agent, an amount equal to the maximum principal amount of all Unsecured Indebtedness of the Trust, the Borrower and their Subsidiaries (including, without limitation, the Loans) which, when bearing interest at a rate per annum equal to the greater of (a) the then-current annual yield on seven (7) year obligations issued by the United States Treasury most recently prior to the date of determination plus 2.50% payable based on a 30 year mortgage style amortization schedule (expressed as a mortgage constant percentage) and (b) 7.0%, would be payable by the monthly principal and interest payment amount resulting from dividing (a) the Operating Cash Flow from the Unencumbered Borrowing Base Properties for the preceding four fiscal quarters divided by 1.5 by (b) 12.  With respect to any Unencumbered Borrowing Base Property which has not been owned by Borrower or a Subsidiary thereof for four (4) full fiscal quarters, then for the purposes of determining the Debt Service Coverage Amount, the historic Operating Cash Flow from such Unencumbered Borrowing Base Property shall be used, or if such information is not available, then the Operating Cash Flow shall be the Borrower’s pro forma underwritten Operating Cash Flow for such Unencumbered Borrowing Base Property for the next succeeding four (4) fiscal quarters as reasonably approved by Agent (provided, that the pro forma underwritten Operating Cash Flow for each of such four (4) fiscal quarters shall be replaced by the actual Operating Cash Flow for each fiscal quarter thereafter until such time as there are four (4) full fiscal quarters of operating results for the Borrower, and the pro forma underwritten Operating Cash Flow approved by Agent shall continue to be used for the fiscal quarters not yet occurred).  The determination of the Debt Service Coverage Amount and the components thereof by the Agent shall, so long as the same shall be determined in good faith, be conclusive and binding absent manifest error.

Interest Payment Date.  As to each Base Rate Loan, the first day of each calendar month during the term of such Base Rate Loan and as to each LIBOR Rate Loan, the first day of each calendar month during the term of such LIBOR Rate Loan and the last day of the Interest Period relating thereto.

Investment Grade Rating.  A credit rating for long-term senior unsecured non-credit enhanced debt of BBB- or better by S&P or Fitch, or Baa3 or better by Moody’s.”

3.             The following new definitions are hereby added to §1.1 of the Loan Agreement in alphabetical order:

“Excluded FATCA Tax.  Any tax, assessment or other governmental charge imposed on a Bank under FATCA, to the extent applicable to the transactions contemplated by this Agreement, that would not have been imposed but for a failure by a Bank (or any financial institution through which any payment is made to such Bank) to comply with the requirements of FATCA.

FATCA.  Sections 1471 through 1474 of the Internal Revenue Code.”

4.             §1.2 of the Loan Agreement is hereby amended by inserting the following new paragraph at the end of the section:

“(l)           Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Trust or any of its Subsidiaries at “fair value”, as defined therein, and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.”

5.             The first sentence in §4.4(b) of the Loan Agreement is hereby amended by inserting “(other than any Excluded FATCA Tax)” after “All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes” in such sentence.

6.             §4.4(c) of the Loan Agreement is hereby deleted in its entirety and replaced in lieu thereof as follows:

“(c)          Each Bank shall provide the Borrower and Agent with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Bank, (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Bank; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under §4.4(b).  Each Bank shall deliver photocopies of such forms or other appropriate certifications on or before the date that any such form shall expire or become obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower for the Agent.  Any Bank which sells a participation in any of its Commitments shall be required to obtain such forms from any participant, and shall be required to withhold any amounts from such participant as required by the Code or Treasury Regulations issued pursuant thereto.  If any governmental authority asserts that the Agent or Borrower (as to Borrower, with respect to Excluded FATCA Taxes only) did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Bank, such Bank shall indemnify the Agent and/or Borrower (as to Borrower, with respect to Excluded FATCA Taxes only) therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent or by the Borrower (as to Borrower, with respect to Excluded FATCA Taxes only) under this section, and costs and expenses (including all reasonable fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) of the Agent and Borrower (as to Borrower, with respect to Excluded FATCA Taxes only).  The obligation of the Banks under this section shall survive the termination of the Commitments, repayment of all Obligations and all the resignation or replacement of the Agent.  Without limitation of §4.4(b), if a payment made to a Bank under any Loan Document would be subject to United States federal withholding tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting and document provision requirements of FATCA (including those contained in § 1741(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Borrower and the Agent, at the time or times prescribed by law and at such time or times reasonably requested by either, such documentation prescribed by applicable law (including as prescribed by § 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower and/or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA, to determine that such Bank has or has not complied with such Bank obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment.”

7.             §7.4 of the Loan Agreement is hereby amended by inserting the following new paragraphs at the end of the section:

“(q)          promptly upon becoming aware of a change in any credit rating (including the Credit Rating) given by a Rating Agency or any announcement that any rating is “under review” or that such rating has been placed on a watch list or that any similar action has been taken by a Rating Agency, written notice to Agent of such change, announcement or action.”

8.             §7.4 of the Loan Agreement is hereby amended by deleting “and” at the end of §7.4(o) and deleting the period at end of §7.4(p) and inserting in lieu thereof “; and”.

9.             §9.3 of the Loan Agreement is hereby amended by deleting the number “550,000,000.00” appearing in the second (2nd) line of §9.3 of the Loan Agreement and inserting in lieu thereof the number “625,000,000.00” and by deleting the date “December 31, 2010” appearing in §9.3 and inserting in lieu thereof the date “December 31, 2011”.

10.           The address of “Honigman Miller Schwartz & Cohn LLP” in §19 of the Loan Agreement is hereby amended by deleting the previous address “Suite 101, 39400 Woodward Avenue, Bloomfield Hills, Michigan 48304-5151” and inserting in lieu thereof the current address “Suite 100, 38500 Woodward Avenue, Bloomfield Hills, Michigan 48304-5048”.

11.           References to Loan Agreement.  All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.

12.           Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

13.           Representations.  Borrower and Guarantors represent and warrant to Agent and the Banks as follows:

(a)           Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b)           Enforceability.  The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)           Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)           Representations in Loan Documents.  The representations and warranties made by the Borrower and Guarantors and their Subsidiaries under the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries in connection therewith or after the date thereof were true and correct in all material respects when made and are true and correct in all material respects as of the date hereof (as modified and amended herein), except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, except to the extent that such representations and warranties relate expressly to an earlier date, and except as disclosed to the Agent and the Banks in writing and approved by the Agent and the Majority Banks in writing.

14.           No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

15.           Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

16.           Ratification.  Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Loan Agreement, the Notes and the Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement, the Notes and the Guaranty as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

17.           Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

18.           Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of Michigan (excluding the laws applicable to conflicts or choice of law).  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

19.           Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Banks.

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IN WITNESS WHEREOF, each of the undersigned have caused this Amendment to be executed under seal by its duly authorized representatives as of the date first set forth above.

BORROWER:

RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership

By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, its General Partner

By: /s/GREGORY R. ANDREWS
	Name:	Gregory R. Andrews
	Title:	Chief Financial Officer
(SEAL)

GUARANTORS:

RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust

By: /s/GREGORY R. ANDREWS
Name:	Gregory R. Andrews
Title:	Chief Financial Officer
(SEAL)

RAMCO FOX RIVER LLC, a Delaware limited liability company

By: /s/GREGORY R. ANDREWS
Name:	Gregory R. Andrews
Title:	Chief Financial Officer
(SEAL)

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RAMCO LIBERTY SQUARE LLC, a Delaware limited liability company

By: /s/GREGORY R. ANDREWS
Name:	Gregory R. Andrews
Title:	Chief Financial Officer
(SEAL)

MERCHANTS 450 LLC, a Delaware limited liability company

By: /s/GREGORY R. ANDREWS
Name:	Gregory R. Andrews
Title:	Chief Financial Officer
(SEAL)

BEACON SQUARE DEVELOPMENT LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership, its Manager

	By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, its General Partner

By: /s/GREGORY R. ANDREWS
		Name:	Gregory R. Andrews
		Title:	Chief Financial Officer
(SEAL)

RAMCO GAINES LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership, its Manager

	By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust Its: General Partner

By: /s/GREGORY R. ANDREWS
		Name:	Gregory R. Andrews
		Title:	Chief Financial Officer
(SEAL)

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AGENT AND BANKS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:
(SEAL)

THE HUNTINGTON NATIONAL BANK

By:
Name:
Title:
(SEAL)

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:
(SEAL)